--------------------------------------------------------------------------------




----------------                                                ----------------
     NUMBER                                                          SERIES
WSTX
----------------                                                ----------------

                          WESTSTAR ENVIRONMENTAL, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA





                                                       CUSIP 961533 10 6
                                             SEE REVERSE FOR CERTAIN DEFINITIONS
--------------------------------------------------------------------------------

This Certifies that





?? the record holder of

--------------------------------------------------------------------------------


    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

Weststar Environmental, Inc. (the "Corporation"). The shares represented by this certificate are transferable only on the books of the Corporation by the holder of record hereof, or by the holder's duly authorized attorney or legal representative, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the corporation's transfer agent and registrar.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

Dated:




--------------------               [SEAL]           ---------------------------
Secretary                                                             President





                                           COUNTERSIGNED AND ???
                                                STOCKTRANS, INC.
                                            7 E LANCASTER AVENUE
                                               ARDMORE, PA 19003
                                                                  TRANSFER AGENT
                                                                  AND REGISTRANT
By



                                                            AUTHORIZED SIGNATURE

                          WESTSTAR ENVIRONMENTAL, INC.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common                      UNIF GIFT MIN ACT--________________Custodian _________________
TEN ENT - as tenants by the entireties                                     (Cust)                      (Minor)
JT TEN  - as joint tenants with right
          of survivorship and not as                               under Uniform Gifts to Minors
          tenants in common
                                                                   Act______________________________________
                                                                                  (State)

                                                    UNIF TRF MIN ACT--______________ Custodian (until age _________)
                                                                          (Cust)

                                                                     ____________________ under Uniform Transfers
                                                                          (Minor)


                                                                     to Minors Act__________________________________
                                                                                             (State)



                        Additional abbreviations may also be used though not in the above list.




For value received, _______________________________________________ hereby sell, assign and transfer unto



PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------|
                                      |
--------------------------------------|---------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                      (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


------------------------------------------------------------------------------------------------------------

                                                                                                      Shares
------------------------------------------------------------------------------------------------------------
represented by the within Certificate, and do hereby irrevocably constitute and appoint


                                                                                                    Attorney
------------------------------------------------------------------------------------------------------------
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.


Dated______________________ , 20____
        In presence of





---------------------------------------------------              -------------------------------------------


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICIATE IN
EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY
CHANGE.